American Beacon Flexible Bond Fund
A Class, C Class, Y Class, Institutional Class and Investor Class

Supplement dated August 15, 2012
to the
Prospectus dated December 30, 2011

The information below supplements the Prospectus dated December 30, 2011 and is in addition to any other supplement(s):

In the “Summary Section” section of the American Beacon Flexible Bond Fund under “Portfolio Managers” for Brandywine Global Investment Management, LLC, “Associate” is deleted from Jack P. McIntyre’s title and the following is added:

Brian R. Hess
Associate Portfolio Manager and
Senior Research Analyst                                                                                                           Since 2012

In the “Fund Management” section- “The Sub-Advisors- Brandywine Global Investment Management, LLC”, “associate” is deleted from the fourth paragraph and the following is added after the fourth paragraph:

Brian Hess is an associate portfolio manager and senior research analyst on the Firm's Global Fixed Income team. He became an associate portfolio manager in February 2012 and senior research analyst in January 2011.  In his role, Mr. Hess participates in all facets of the research process and has direct input into portfolio decisions. In addition to tracking and analyzing economic and market data, Mr. Hess also regularly contributes his insights and thinking to white papers and research reports on the global bond market. He joined the firm in September 2003 and served as an economic data analyst from 2003 to 2011. Prior to joining Brandywine Global in 2003, he served as a trading assistant at Bear Stearns & Co (2003) and worked on the analytics desk at Bloomberg LP in New York (2002).

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